UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 19, 2023

CRIMSON WINE GROUP, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54866	13-3607383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5901 Silverado Trail, Napa, California		94558
(Address of Principal Executive Offices)		(Zip Code)

(800) 486-0503
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 20, 2023, Crimson Wine Group, Ltd. (the “Company”) announced that Karen Diepholz, the Company’s Chief Financial Officer and principal accounting officer, resigned from her position with the Company on July 19, 2023, effective immediately.
On July 19, 2023, the Board of Directors of the Company (the “Board”) appointed Kimberly Benson as interim Chief Financial Officer and interim principal accounting officer of the Company, effective as of July 19, 2023. Ms. Benson, age 38, has served as the Company’s Vice President of Finance since March 2019. Prior to joining the Company, Ms. Benson held senior finance positions from February 2014 until March 2019 at Vintage Wine Estates, most recently as Vice President of Finance, where she oversaw all finance and accounting functions, including strategic planning, capital management, and acquisitions. Ms. Benson received a Bachelor of Science in Managerial Economics from the University of California, Davis, and an M.B.A. in Wine Business from Sonoma State University.
There are no arrangements or understandings between Ms. Benson and any other person in connection with her appointment. There is no family relationship between Ms. Benson and any director or executive officer of the Company, and Ms. Benson is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with Ms. Benson’s appointment as interim Chief Financial Officer of the Company, the Board revised Ms. Benson’s compensation such that she will receive an annual base salary of $250,000, be eligible for a bonus equal to $35,000 in addition to her regular bonus opportunity for calendar year 2023, and be entitled to receive as severance an amount equal to three months of her base salary in the event a new Chief Financial Officer of the Company is appointed and her employment with the Company is separated within 12 months of such person’s appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2023

CRIMSON WINE GROUP, LTD.

By: /s/ Jennifer L. Locke
Name: Jennifer L. Locke
Title: Chief Executive Officer